Clean Coal Supply Contract

Seller:	Shanxi Puda Resources Co., Ltd.							Contract # :	2005-08-15
Buyer:	Taiyuan Steel (Group) Raw Material Trade Co. Ltd.							Venue of Contracting:	Taiyuan

1	Product name, quantity, dollar amount, delivery dates and quantity							Date of Contracting:	2005-8-20
Product Name	Characteristics				Unit	Quantity	Unit Price (Rmb)	Total Dollar Amount (Rmb)
	Ad (%)	Su. d (%)	Gr	Mad (%)
Clean Coal	9.5	0.7	85	0.9	Tonne	600,000	630	378,000,000

2	Terms and time frame: 50,000 tonnes/month, 600,000 tonnes/year before 10/03/2006
3	Venue of delivery: Puda coal washing plants
4	Transportation means and costs assumption: Buyer' responsibility (railway or roadway)
5	Calculation for reasonable loss during transportation: 0.1 loss in transportation considered by Buyer upon payment.
6	Packaging standard: Guo Biao (State Standard) 2003-480
7	Goods verification and statute of limitation of complaint: within a month
8	Payment means and limits: pay by the 30th day of each month upon receiving VAT-related invoices
9	If guarantee is needed, a separate guarantee contract can be entered and attached.
10	Damage: 2% of the monthly trading dollar amount will be retained by the Buyer if supply does not meet contracted requirements.
11	Means to resolve disputes: local People's Court
12	Other agreements: supplemented when agreed upon.

Seller					Buyer

Name:	Shanxi Puda Resources Co., Ltd.				Name:	Taiyuan Steel Group Co. Raw Material Co. Ltd.
Address:	#426, Xuefu Street, Taiyuan City				Address:	TS Industry Zone, Jianchaoping District, Taiyuan, Shanxi
Legal Rep.:					Legal Rep.:
Agent:					Agent:
Tel:	0351-7034410				Tel:
Tele:					Tele:
Bank name:					Bank name:
Account #:					Account #:
Postal Code:	030006				Postal Code:

Signature:	Zhao Ming				Signature:
Chop:	Contract Seal of				Chop:	Contract Seal of
	Shanxi Puda Resources Co., Ltd.					Taiyuan Steel Group Co. Raw Material Co. Ltd.

Valid from Aug 20, 2005 to Oct 3, 2006.